Wuhan General

Company Presentation

May 2008

Wuhan General Group (China), Inc.

Forward-Looking Statement

Certain statements in this presentation, including those concerning our future financial performance and market share, the future financial performance and market share of our competitors, growth of our blower and turbine businesses, the markets for blowers and turbines, completion of Wuhan General's turbine manufacturing facility, the Chinese economy and regulation, the future Chinese power generation market and the Chinese government's commitment to cleaner power production, are forward-looking in nature or "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties, including all business uncertainties relating to vulnerability of our business to general economic downturn, operating in the People's Republic of China (PRC) generally and the potential for changes in the laws of the PRC that affect our operations, our failure to meet or timely meet contractual performance standards and schedules, and other factors that may cause actual results to be materially different from those described in such forward-looking statements. In some cases these statements are identifiable through the use of words such as "believe," "can," "could," "expect," "hope," "intend," "may," "might," "plan," "seek," "should," "think," "will," "would" and similar expressions. Certain of these risks and uncertainties are or will be described in greater detail in our filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in our Annual Report on Form 10-KSB for the year ended December 31, 2007. These forward-looking statements are based on Wuhan General's current expectations and beliefs concerning future developments and their potential effects on the company. There can be no assurance that future developments affecting Wuhan General will be those anticipated by the company. Wuhan General undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Agenda

SECTION 1 **Company Overview**

SECTION 2 **Investment Highlights**

SECTION 3 **Product and Market Overview**

SECTION 4 **Financials and Q1 2008 Highlights**

SECTION 5 **Investment Highlights Recap**

SECTION 1

Company Overview

Company Overview

Designs and manufactures industrial blowers, steam turbines and water turbines

- Blowers are used to move large amounts of air through industrial processes primarily related to power generation and air pollution control
- The Company's steam turbines are medium to small-sized and are used in large industrial facilities to generate electricity from excess steam (energy recovery) and also in power plants
- Products are sold to various industries including power generation, steel, paper, chemicals, mining, etc.
- The Company is based in Wuhan City in Hubei Province, a large industrial city located in central China



Capital Markets Summary

Ticker Symbol	WUHN
Fiscal Year End	December 31
Recent Share Price (05/15/2008)	$8.50
Common & Preferred Shares Outstanding	30.4mm
Market Capitalization (Common & Preferred)	$258mm
TTM Revenue (03/31/2008)	$95.8mm
TTM Net Income (03/31/2008)	$17.8mm
2008 Projected Revenue	$120mm
2008 Projected Net Income	$22mm

Company History

Wuhan General evolved from a state-owned enterprise to a private-owned enterprise


Mr. Xu Jie purchased the Company. Wuhan General was relocated to Eastlake New Technology Development Zone in southern Wuhan city
Built a new manufacturing facility and administrative headquarter as well as a new R&D facility with an acoustic lab
Raised $23.97mm from a private placement of 10,287,554 shares of Series A convertible preferred stock plus warrants at $2.33 per unit on February 7, 2007
'58
'04
'05
'06
'07
'08
Founded in 1958 as Wuhan Blower Company, a state-owned enterprise and the largest blower manufacturer in central and southwest China
Reduced headcount from 2,300 to 400 and streamlined management
Successfully achieved ISO9001 standards
Filed NASDAQ listing application

Management Team

Xu, Jie ***Chairman and CEO***	♦ Over 20 years of industry experience ♦ Served as legal representative, President and CEO of Wuhan Blower since its inception in March 2004 ♦ Also serves as the owner and director of Fame Good International Limited, Wuhan's controlling stockholder
Liu, Haiming ***CFO***	♦ Worked at Pricewaterhousecoopers for 13 years with extensive experience in audit, U.S. and China GAAP ♦ Served as legal advisor and lawyer for Jiangxi Foreign Economic Law Office prior to PWC
Jin, Qihai ***General Manager, Blower***	♦ Joined Wuhan Blower as General Manager in February 2006 ♦ Responsible for overall management and marketing ♦ Prior to Wuhan Blower, Mr. Jin served as the General Manager for Xiangshuo Science and Technology Co.,Ltd and Wuhan Changli Power Station Equipment Co.,Ltd
Ge, Zengke ***General Manager, Turbine***	♦ Joined Wuhan Turbine as General Manager in October 2006 ♦ Over 30 years of experience in production and management

SECTION 2

Investment Highlights

Key Investment Highlights

- **An Industry Leader with Growing Market Share**
  - Superior technology and lower cost structure
  - Increasing capacity in new turbine manufacturing
  - Growing market share as fragmented market matures
- **High Growth and Profitability**
  - Blower revenues: $4.1mm (2004) to $44.6mm (2007), 2004-2007 CAGR 122%
  - Demand driven by three key sectors: energy, environment and infrastructure
  - Our blower and turbine market segments are expected to grow at 20% over next few years
  - Targeting markets for medium and small turbines, which are growing at approx. 5x faster than the large turbine market
- **Entrepreneurial Management Team**
  - Transformed from a state-owned enterprise to the only private-owned blower enterprise in China
  - Over 50 years of industry brand recognition

SECTION 3

Product and Market Overview

Industrial Blowers

Applications

- Feed industrial furnaces with both air and coal dust and clean furnace exhaust
- Provide ventilation for subway and tunnels, mines as well as aeration in sewage treatment plants

Manufacturing

- Manufactures 3 types of blowers:
  - Axial fans (lower pressure)
  - Centrifugal blowers (high pressure)
  - Exhaust silencers (decrease noise level)
- Advanced technology
  - Owns the only acoustics lab in the industry
- Average cost: $90k/unit
- Lead time: 2-3 months



Steam to Turbines
Air Supply Blowers
Coal Dust Blowers
FURNACE
Pollution Fans
POLLUTION UNIT
Exhaust Fans
Stacks

Market Demand for Industrial Blowers

Rapid growth potential driven by public infrastructure projects and environmental regulations

Industrial Blower Segment



2,500
2,000
1,500
1,000
500
0
($mm)
125
625
131
875
100
1,000
150
1,875
1995
2000
2005
2010
Chinese
Imported

Demand Drivers

- Construction of new power plants
- Replacement market
- Mandates for environmental control
- Greater Coal Consumption (mining)
- Public Infrastructure
  - Subways, sewage treatment, etc

Customers

- Over 300 customers across China
- Customer concentration < 5%
- Competitive bidder
  - 80% of blower business is based on competitive bidding and Wuhan wins 30% of its bids
- Backlog
  - $18.6mm (Q1 2008) vs. $12.5mm (Q1 2007)

Market Demand for Industrial Blowers

Market for industrial blowers in China is highly fragmented with only five major players

2008E Customer Segmentation


Other
7%
Electrical
Generation
23%
Petro-
chemical
10%
Environmental
60%

2008 China Industrial Blower Market*

Company	2008E Revenue ($mm)	Est. Market Share
Shenyang Group	56.8	6.3%
Shanghai Blower Works	53.6	5.9%
Wuhan General	**51.8**	**5.2%**
Shanxi Blower	36.4	3.9%
Howden Engineering	33.0	3.2%
Total	**231.6**	**24.5%**

* For blowers with rotors greater than 5.2 feet. Source: China Fan Association and management estimate

Steam Turbines

Steam turbines are used in large industrial facilities to generate electricity from excess steam (energy recovery) and also in power plants

Steam Turbine

- Steam turbines converts the force of steam into rotary motion, which is used to drive machinery
- High precision and high tolerance
- Regular Steam Turbines:
  - Maximize the use of steam
- Co-generation Turbines:
  - Utilize "waste steam" in paper and chemical plants
- Heat-centric Turbines:
  - Designed for municipalities for home and factory use
- Variable Pressure Output Turbines:
  - Provide waste steam at two or more pressures. Primarily used in industry



Rotor for 100 megawatt steam turbine



Market Demand for Steam Turbines

Demand for small and medium sized turbines is expected to grow 20% & 84%, respectively, over the next five years

Attractive Growth



Annual Chinese Steam Turbine Capacity
(Watts in Billions)
60
50
40
30
20
10
0
17.2
2.0
0.8
27.4
3.2
1.3
43.7
5.1
2.0
47.2
9.4
2.4
1995
2000
2005
2010
Large
Medium
Small

Source: IEA and company data

Industry Trends

- Small to medium sized turbine market is the fastest growing market segment
- Foreign manufacturers are losing market share to Chinese manufacturers
- Demand is driven by the fast growing electric power generation sector



Annual Chinese Steam Turbine Capacity
(Watts in Billions)
80
70
60
50
40
30
20
10
0
20.0
15.2
31.9
24.2
50.8
15.2
59.0
10.0
1995
2000
2005
2010
Chinese
Imported

Market Demand for Steam Turbines

Market for steam turbines in China is highly fragmented with only five major players

2008E Market Share



Nanjing Steam
22.8%
Qingdao
Steam
18.0%
Wuhan Steam
11.0%
Hangzhou
Steam
6.1%
Wuhan
General
5.1%
Others
37.0%

Top 5 Steam Turbine Manufacturers

Company	2008E Revenue ($mm)
Nanjing Steam	165.5
Qingdao Steam	136.3
Wuhan Steam	95.8
Hangzhou Steam	46.8
Wuhan General	**39.4**
Top 5 Total	**483.8**

Water Turbines

Water turbines provide an economical solution for hydropower generation

Applications

- Water turbines are more economically attractive in areas with sufficient hydro resources
- Water turbines operate like an enclosed water wheel
  - High velocity income water pushes against turbine blades, forcing the turbine to rotate and generate power



Water Turbines vs. Steam Turbines

- Relatively low tech compared to steam turbines
  - Lower tolerance than steam turbines
  - Production costs are significantly lower
  - Takes 4 to 6 months to build, about half of the time it takes to build a steam turbine



Market Demand for Water Turbines

Demand for Water Turbines is driven by China's increasing use of hydropower

Industry Trends

- Newly installed hydroelectric capacity represents approximately 20%-25% of total new annual capacity
- Hydropower is playing an increasing role in energy supply in China as China is seeking for clean energy solutions
- Foreign manufacturers are losing market share to Chinese manufacturers in water turbine market



Annual Chinese Water Turbine Capacity
(Watts in Billions)
15
10
5
0
1.0
4.6
2.0
8.3
1.9
10.0
2.3
13.4
1995
2000
2005
2010
Chinese
Imported

Top 5 Water Turbine Manufacturers

Company	2008 Estimated Revenue ($mm)
Nanping Hydro	175.5
Chongqing Hydro	152.0
Kunming Hydro	121.6
Dongfeng Hydro	105.8
Wuhan General	**33.6**
Top 5 Total	**588.5**

SECTION 4

Financials and Q1 2008 Highlights

Financial Review



Income Statement
130
120
110
100
90
80
70
60
50
40
30
20
10
0
($mm)
Revenue CAGR
118%
12
4
2
17
8
3
83
25
15
120
0
22
2005
2006
2007
2008E
Revenue
Gross Profit
Net Income



Margin Analysis
30%
20%
10%
0%
22%
21%
22%
19%
20%
18%
2005
2006
2007
Operating Margin
Net Income

Q1 2008 Highlights

- YOY revenue increased 109% to $25.6 MM
- YOY net income increased 160% to $4.8 MM
- Mr. Xu was named one of the Top 10 Businessmen by Hubei Provincial Government
- Wuhan General was named one the the Top 10 Businesses in Hubei Provincial Government
- Wuhan General was awarded various management system, workplace safety and environmental certifications

SECTION 5

Investment Highlights Recap

Investment Highlights Recap

- Serving three key sectors in China: Energy, Environment and Infrastructure
- From slow growth SOE to privately run, high growth industry leader
- Gaining market share as fragmented market matures
- Targeting higher growth turbine sectors
- Increasing and expanding capacity
- Highly profitable

Wuhan
General
Group

Powering China